UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy Partners, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 NEXTERA ENERGY PARTNERS, LP Vote in Person at the Meeting* April 24, 2023 1:30 P.M. Eastern Time NextEra Energy Partners, LP’s Principal Offices 700 Universe Boulevard Juno Beach, Florida *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these units. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99538-P88537 You invested in NEXTERA ENERGY PARTNERS, LP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the unitholder meeting to be held on April 24, 2023. Get informed before you vote View the proxy statement and annual report to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2023. If you would like to request a copy of the material(s) for this and/or future unitholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by April 23, 2023 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming unitholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99539-P88537 1 Year 1. Election as directors of the nominees specified in the proxy statement Nominees: 1c. John W. Ketchum 1a. Susan D. Austin 1d. Peter H. Kind 1b. Robert J. Byrne 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2023 3. Approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers as disclosed in the proxy statement 4. Non-binding advisory vote on the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. For For For For For For